UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 2007

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2100 East Grand Avenue	90245
El Segundo, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Item 8.01.	Other Events

The Registrant held its Annual Meeting of Stockholders on July 30, 2007.  Proxies for the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934.  There were no solicitations in opposition to management’s nominees for director as listed in the Proxy Statement, and all such nominees were elected.

The directors elected were Irving W. Bailey, II, David J. Barram, Stephen L. Baum, Rodney F. Chase, Michael W. Laphen, F. Warren McFarlan, and Thomas H. Patrick.
With respect to each nominee, the results of the vote were as follows:

	Votes
Name	For	Withheld

Irving W. Bailey, II	125,098,401	27,932,018
David J. Barram	144,204,454	8,825,965
Stephen L. Baum	144,139,018	8,891,401
Rodney F. Chase	143,978,905	9,051,514
Michael W. Laphen	149,415,534	3,614,885
F. Warren McFarlan	125,813,506	27,216,913
Thomas H. Patrick	127,833,444	25,196,975

The 2007 Employee Incentive Plan was approved by the stockholders.  There were 112,035,254 votes cast for approval, 26,793,246 votes cast against approval and 1,038,110 abstentions.

Ratification of the appointment of Deloitte & Touche LLP as the Registrant’s independent auditors for the 2008 fiscal year was approved by the stockholders. There were 141,295,325 votes cast for approval, 10,852,957 votes cast against approval and 882,137 abstentions.

The stockholder proposal on Board Inclusiveness was rejected by the stockholders.  There were 42,177,742 votes cast for approval, 79,212,426 votes cast against approval and 18,476,442 abstentions.

The stockholder proposal on Disclosure of Political Contributions was rejected by the stockholders.  There were 42,183,053 votes cast for approval, 76,241,768 votes cast against approval and 21,441,789 abstentions.

Item 5.02.	Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers

Later on July 30, 2007, the Registrant’s Board of Directors (i) elected Michael W. Laphen as Chairman of the Board, (ii) elected Chong Sup Park as a director and (iii) reconstituted the Audit and Compensation Committees.  Effective July 30, 2007, the Audit Committee consists of Stephen L. Baum (Chair), David J. Barram, Rodney F. Chase and Thomas H. Patrick, and the Compensation Committee consists of Irving W. Bailey, II, F. Warren McFarlan and Chong Sup Park.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As of the close of the Annual Meeting of the Registrant's stockholders on July 30, 2007, the first sentence of Article III, Section 1 of the Bylaws was amended to decrease the authorized number of directors from eight to seven.  Later on July 30, 2007, this sentence was amended to increase the authorized number of directors from seven to eight.  As so amended twice, this sentence now reads in its entirety:

“The exact number of directors that shall constitute the authorized number of members of the Board shall be eight (8), all of whom shall be at least 18 years of age.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: July 30, 2007	By /s/ Donald G. DeBuck
Donald G. DeBuck
Vice President and Controller